Exhibit 10(i)

AMENDMENT NO. 1 TO THE SHARED FACILITIES AND SERVICES AGREEMENT

between

TABERNA REALTY FINANCE TRUST

and

COHEN BROTHERS, LLC

Dated as of April 28, 2006

BACKGROUND

WHEREAS Taberna Realty Finance Trust (“Taberna”) and Cohen Brothers, LLC (“Cohen”) are party to that certain Shared Facilities and Services Agreement (the “Agreement”) dated as of April 28, 2005; and

WHEREAS the Agreement’s term expires on April 28, 2006; and

WHEREAS, Taberna and Cohen desire to extend the term of the Agreement for one year pursuant to the terms hereof.

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements contained in this Agreement, the parties hereto agree as follows:

DEFINITIONS

Terms used herein but not defined shall have the meaning assigned such terms in the Agreement.

AGREEMENT

A. The terms of the Agreement are incorporated herein by reference and shall control unless modified hereby.

B. The Agreement as amended and renewed will hereinafter be referred to as the Shared Services Agreement.

C. All references and provisions pertaining to Facilities in the Agreement are deleted.

D. The Term is hereby extended to July 1, 2008.

E. Schedule A of the Agreement is hereby replaced in its entirely with Schedule A to this Amendment No. 1.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to the Shared Facilities and Services Agreement to be duly executed as of the day and year first above written.

COHEN BROTHERS, LLC

By:	/S/ MICHAEL SHENKMAN
Name: Michael Shenkman Title: Chief Financial Officer

TABERNA REALTY FINANCE TRUST

By:	/S/ RAPHAEL LICHT
Name: Raphael Licht Title: Chief Administrative Officer and Chief Legal Officer

SCHEDULE

Summary Description of Services

RMBS/CMBS/Residential Whole Loan Services

-	Structuring and managing investments in
RMBS, CMBS and residential whole loans

Other Services

-	Software licensing;
-	Human resources and other administrative
services; and
-	Other services as is necessary.

Service Fee

Amount:

The annual fee for RMBS, CMBS and residential whole loans Services will be as follows:

-	20 basis points on the amount of the investments in BBB-rated, CMBS and RMBS;
-	10 basis points on the amount of the investments in A-rated, CMBS and RMBS;
-	2 basis points on the amount of the investments in AA/AAA-rated, CMBS and RMBS;
-	1.5 basis points on the amount of the investments in residential whole loans.

Other Services shall be provided on an as needed basis at a price not to exceed Cohen Bros.’ costs plus an amount equal to 10% of such costs.

Amendment: The Service Fee set forth above may be amended from time to time upon the deletion of any Services pursuant to Section 3.1 of the Agreement.

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